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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
             Series 1998-5, Series 1998-6, Series 1999-1 and 1999-2
           -----------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States                   333-74303             22-2382028
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


802 Delaware Avenue, Wilmington, Delaware                       19801
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

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Item 5.  Other Events:

     Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1,1996, and The Bank of New York, as trustee.

     On November 15, 1999, Chase USA, on behalf of Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-2, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1
and 1999-2 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the November 15, 1999 distribution

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 22, 1999

                                                     The Chase Manhattan Bank,
                                                     as Servicer


                                                     By: /s/ Patrick Margey
                                                     ----------------------
                                                     Name: Patrick Margey
                                                     Title: Vice President

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                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
---------------                              -----------------
20.1                                         Monthly Reports with respect to the
                                             November 15, 1999 distribution